EXHIBIT 10.25

Partnership Agreement
1
Confidential
                             Partnership Agreement:

                                     Between

                          Child Watch of North America
                               7380 Sand Lake Road
                                Orlando, Florida
                                      32819

                                       And

                                Power Kiosk Inc.
                               181 Whitehall Drive
                             Markham Ontario Canada
                                     L3R 9T1


This partnership is for the purpose of displaying pictures of missing children to the public through the Power Kiosk's Network currently being placed around the country, as well as to help promote Child Watch of North America fundraising programs. With one in six children recovered because someone recognized a photo, this partnership is a wonderful tool for Child Watch Case Workers and Investigators.


Child Watch Responsibilities:

o Provide information and pictures of missing children for use on kiosk monitors.

o    Provide  quarterly   information  on  special  projects  and  fund  raising
     promotions conducted by Child Watch.

o Mention of the kiosk program and Power Kiosk partnership on our website www.childwatch.org


Power Photo Enterprises Responsibilities:

o Display pictures of missing children along with information, CW logo, web site address, and toll-free number.

o Provide a page in the program loop for Child Watch special projects and fund raising programs.

o Provide information on kiosk locations to be used for targeting specific areas when necessary.



We also look forward to expanding this relationship into other areas such as the photo ID cards for parents to have of their children, kiosks at hospitals and biometric registry of Babies and Children.









Agreed:



Signed: /s/ Jeff Griesemer
     ---------------------------------
         Jeff Griesemer
         Child Watch of North America



Signed: /s/ Terry Cooke
     ---------------------------------
         Terry Cooke
         CEO and President
         Power Kiosk Inc.